                         TOYOTA MOTOR CREDIT CORPORATION
              Servicer's Certificate Toyota Auto Lease Trust 1997-A
        Distribution Date of March 26, 2001 for the Collection Period of
                  February 1, 2001 through February 28, 2001

POOL DATA - ORIGINAL DEAL PARAMETERS
   Aggregate Net Investment Value (ANIV)                                                                      1,231,231,519.20
   Discounted Principal Balance                                                                               1,231,231,519.20
   Servicer Advance                                                                                               2,825,418.78
   Servicer Payahead                                                                                              1,580,862.05
   Number of Contracts                                                                                                  56,340
   Weighted Average Lease Rate                                                                                           7.66%
   Weighted Average Remaining Term                                                                                        35.8
   Servicing Fee Percentage                                                                                              1.00%

POOL DATA - CURRENT MONTH
   Aggregate Net Investment Value                                                                               147,365,998.15
   Discounted Principal Balance                                                                                 139,594,926.59
   Servicer Advances                                                                                              1,211,903.19
   Servicer Pay Ahead Balance                                                                                     2,188,293.10
   Maturity Advances Outstanding                                                                                 68,978,647.39
   Number of Current Contracts                                                                                           9,152
   Weighted Average Lease Rate                                                                                           8.36%
   Weighted Average Remaining Term                                                                                         8.6



------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                         30,780,787.98
  Specified Reserve Fund Percentage                                                                                     4.425%
  Specified Reserve Fund Amount                                                                                  54,481,994.72



                                                                   CLASS A              CLASS B                       TOTAL
                                                                     AMOUNT                 AMOUNT                      AMOUNT
                                                              --------------          -------------             ---------------

  Beginning Balance                                            29,193,766.80           1,227,656.25              30,421,423.05
  Withdrawal Amount                                               621,414.42                      -                 621,414.42
  Cash Capital Contribution                                                -                                                 -
  Transferor Excess                                               110,084.92                                        110,084.92
                                                              ----------------------------------------------------------------
  Reserve Fund Balance Prior to Release                        28,682,437.30           1,227,656.25              29,910,093.55
  Specified Reserve Fund Balance                               53,254,338.47           1,227,656.25              54,481,994.72
                                                              ----------------------------------------------------------------
  Release to Transferor                                                    -                      -                          -
  Ending Reserve Fund Balance                                  28,682,437.30           1,227,656.25              29,910,093.55
  Prior Cumulative Withdrawal Amount                           38,314,057.83                      -              38,314,057.83
  Cumulative Withdrawal Amount                                 38,935,472.25                      -              38,935,472.25
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                       VEHICLES
                                                                                    --------
Liquidated Contracts                                                                 49
                                                                                       --
  Discounted Principal Balance                                                                                      775,149.42
  Net Liquidation Proceeds                                                                                         (587,213.56)
  Recoveries - Previously Liquidated Contracts                                                                     (164,436.49)
                                                                                                    ----------------------------
  Aggregate Credit Losses for the Collection Period                                                                  23,499.37
                                                                                                    ============================
  Cumulative Credit Losses for all Periods                                                                       18,528,705.06
                                                                                                    ============================
  Repossessed in Current Period                                                        23
                                                                                       --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                  Annualized Average
FOR EACH COLLECTION PERIOD:                                                                               Charge-Off Rate
  Second Preceding Collection Period                                                                                      0.57%
  First Preceding Collection Period                                                                                       1.68%
  Current Collection Period                                                                                               0.18%

--------------------------------------------------------------------------------------------------------------------------------
CONDITION (I)  (CHARGE-OFF RATE)

   Three Month Average                                                                                                    0.81%
   Charge-off Rate Indicator ( > 1.25%)                                                                       condition not met
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                            PERCENT           ACCOUNTS         PERCENT         ANIV
                                                                 -------           --------         -------         ----
  31-60 Days Delinquent                                           4.17%               382             4.23%           6,239,783.42
  61-90 Days Delinquent                                           0.68%                62             0.67%             985,823.99
  Over 90 Days Delinquent                                         0.11%                10             0.13%             185,406.74
                                                                              ---------------------             ------------------
  Total Delinquencies                                                                 454                              7,411,014.15
                                                                              =====================             ==================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS
OR MORE TO THE OUTSTANDING NUMBER OF RECEIVABLES AS
OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

  Second Preceding Collection Period                                                                                        0.58%
  First Preceding Collection Period                                                                                         0.83%
  Current Collection Period                                                                                                 0.79%

----------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)

  Three Month Average                                                                                                       0.73%
  Delinquency Percentage Indicator ( > 1.25%)                                                                   condition not met
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                      VEHICLES
                                                                                                 --------
  Matured Lease Vehicle Inventory Sold                                                             360        6,528,554.94
                                                                                                   ---
  Net Liquidation Proceeds                                                                                   (5,662,160.29)
                                                                                                           ----------------
  Net Residual Value (Gain) Loss                                                                                866,394.65
                                                                                                           ================
  Cumulative Residual Value (Gain) Loss
  all periods                                                                                                55,322,221.10
                                                                                                           ================

                                                                                                  AVERAGE         AVERAGE
                                                     NUMBER     SCHEDULED       SALE          NET LIQUIDATION     RESIDUAL
                                                      SOLD     MATURITIES       RATIO             PROCEEDS         VALUE
MATURED VEHICLES SOLD FOR                             ----     ----------       -----             --------         -----
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                  267          283           94.35%             16,196.51    19,606.53
  First Preceding Collection Period                   330          456           72.37%             16,612.10    19,910.63
  Current Collection Period                           360          675           53.33%             15,728.22    19,188.77
  Three Month Average                                                                               16,163.66    19,554.24

                                                                                                              ----------------
        Ratio of Three Month Average Net Liquidation
          Proceeds to Average Residual Value                                                                         82.66%
                                                                                                              ----------------

--------------------------------------------------------------------------------

                                                                                             CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                                          AMOUNT/RATIO           TEST MET?
                                                                                               ------------           ---------

     a) Number of Vehicles Sold > 25% of Scheduled Maturities                                          53.33%                 YES

     b) Number of Scheduled Maturities > 500                                                            675                   YES

     c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                  82.66%                 NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                             condition not met
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
              Servicer's Certificate Toyota Auto Lease Trust 1997-A
        Distribution Date of March 26, 2001 for the Collection Period of
                  February 1, 2001 through February 28, 2001


                                                                                                 Certificate Balance
                                                                         Total              Percent             Balance
INTEREST:                                                                                   98.00%
  Interest Collections                                                     1,114,422.37
  Net Investment Income                                                       17,959.81
  Non-recoverable Advances                                                   (51,972.79)
                                                                          -------------
  Available Interest                                                       1,080,409.39                             1,046,592.55
  Class A1, A2, A3 Notional Interest Accrual Amount                         (391,031.25)                             (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                                          -                                        -
  Interest Accrual for Adjusted Class B Certificate Bal.                    (415,406.25)                             (415,406.25)
  Class B Interest Carryover Shortfall                                                -                                        -
  Servicer's Fee                                                            (134,124.77)                             (129,855.70)
  Capped Expenses                                                            (43,483.80)                              (42,099.75)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                  -                                        -
  Uncapped Expenses                                                                   -                                        -
                                                                          -------------                            -------------
  Total Unallocated Interest                                                  96,363.32                                68,199.60
  Excess Interest to Transferor                                                       -                               (68,199.60)
                                                                          -------------                            -------------
       Net Interest Collections Available                                     96,363.32                                        -
                                                                          -------------
  Losses Allocable to Investors' Certificates:                              (861,569.47)
  Accelerated Principal Distribution:                                                 -
  Deposit to Reserve Fund:                                                   110,084.92
  Withdrawal from Reserve Fund:                                              621,414.42
  Reimbursement/Deposit from Transferor Prin:                                253,876.65
  Net withdrawal from the Reserve Fund:                                      511,329.50

PRINCIPAL:
  Current Loss Amount                                                       (889,894.02)                             (861,569.47)
  Loss Reimbursement from Transferor                                         240,155.05                               240,155.05
  Loss Reimbursement from Reserve Fund                                       621,414.42                               621,414.42
                                                                          -------------                            -------------
      Total                                                                  (28,324.55)                                       -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                   -
  Current increase (decrease)                                                         -
                                                                          -------------
  Ending Balance                                                                      -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                                   -
  Current increase (decrease)                                                         -
                                                                          -------------
  Ending Balance                                                                      -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                   -
  Current increase (decrease)                                                         -
                                                                          -------------
  Ending Balance                                                                      -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                                   -
  Current increase (decrease)                                                         -
                                                                          -------------
  Ending Balance                                                                      -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           82,280,172.82                            72,750,000.00
  Allocations - Current Period                                            72,750,000.00                            72,750,000.00
  Allocations - Accelerated Principal Distribution                                    -                                        -
  Allocations - Not Disbursed Beginning of Period                                     -                                        -
  Allocations - Not Disbursed End of Period                                           -                                        -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            4,838,625.00                             4,838,625.00
  Allocations - Current Period                                               806,437.50                               806,437.50
  Allocations - Not Disbursed Beginning of Period                          4,032,187.50                             4,032,187.50
  Allocations - Not Disbursed End of Period                                           -                                        -
DUE TO TRUST - CURRENT PERIOD:                                                                                                 -
  Total Deposit to/ (Withdrawal from) Reserve Fund                          (511,329.50)
  Due To Trust                                                            87,118,797.82                            77,588,625.00
                                                                          -------------                            -------------
     Total Due To Trust                                                   86,607,468.32                            77,588,625.00




                                                                       Class A1         Class A2                 Class A3
                                                                        Balance          Balance                  Balance
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                      -                  -                     519,369.77
  Class A1, A2, A3 Notional Interest Accrual Amount                       -                  -                    (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                              -                  -                              -
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
       Net Interest Collections Available
  Losses Allocable to Investors' Certificates:
  Accelerated Principal Distribution:
  Deposit to Reserve Fund:
  Withdrawal from Reserve Fund:
  Reimbursement/Deposit from Transferor Prin:
  Net withdrawal from the Reserve Fund:

PRINCIPAL:
  Current Loss Amount                                                     -                  -                    (861,569.47)
  Loss Reimbursement from Transferor                                      -                  -                     240,155.05
  Loss Reimbursement from Reserve Fund                                    -                  -                     621,414.42
                                                                       -------            -------               --------------
      Total                                                               -                  -                              -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -                  -                  72,750,000.00
  Allocations - Current Period                                            -                  -                  72,750,000.00
  Allocations - Accelerated Principal Distribution                        -                  -                              -
  Allocations - Not Disbursed Beginning of Period                         -                  -                              -
  Allocations - Not Disbursed End of Period                               -                  -                              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -                  -                   2,346,187.50
  Allocations - Current Period                                            -                  -                     391,031.25
  Allocations - Not Disbursed Beginning of Period                         -                  -                   1,955,156.25
  Allocations - Not Disbursed End of Period                               -                  -                              -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                            -                  -                  75,096,187.50
                                                                       -------            -------               --------------
     Total Due To Trust                                                   -                  -                  75,096,187.50



                                                                  Class B                            Transferor Interest
                                                                  Balance                    Interest                  Principal
INTEREST:                                                                                     2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                   527,222.78          33,816.84
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.              (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                -          (4,269.07)
  Capped Expenses                                                                          (1,384.05)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                             -                  -
                                                                                         ------------
  Total Unallocated Interest                                                               28,163.72
  Excess Interest to Transferor                                                            68,199.60
                                                                                         ------------
       Net Interest Collections Available                                                  96,363.32
  Losses Allocable to Investors' Certificates:                                           (861,569.47)
  Accelerated Principal Distribution:                                                              -
                                                                                         ------------
  Deposit to Reserve Fund:                                                               (765,206.15)
  Withdrawal from Reserve Fund:
  Reimbursement/Deposit from Transferor Prin:
  Net withdrawal from the Reserve Fund:

PRINCIPAL:
  Current Loss Amount                                                           -                                       (28,324.55)
  Loss Reimbursement from Transferor                                            -        (240,155.05)
  Loss Reimbursement from Reserve Fund                                          -
                                                                       -----------                                      -----------
      Total                                                                     -                                       (28,324.55)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                 -                                     9,530,172.82
  Allocations - Current Period                                                  -
  Allocations - Accelerated Principal Distribution                              -
  Allocations - Not Disbursed Beginning of Period                               -
  Allocations - Not Disbursed End of Period                                     -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      2,492,437.50                  -
  Allocations - Current Period                                         415,406.25
  Allocations - Not Disbursed Beginning of Period                    2,077,031.25
  Allocations - Not Disbursed End of Period                                     -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                       2,492,437.50                  -                  9,530,172.82
                                                                     -------------         ----------                 -------------
     Total Due To Trust                                              2,492,437.50                  -                  9,530,172.82


                         TOYOTA MOTOR CREDIT CORPORATION
              Servicer's Certificate Toyota Auto Lease Trust 1997-A
        Distribution Date of March 26, 2001 for the Collection Period of
                  February 1, 2001 through February 28, 2001

                                                                                                 Certificate Balance
                                                                  Total                  Percent                 Balance
ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)                         1,231,231,519.20
   Discounted Principal Balance                                  1,231,231,519.20
   Initial Notional/Certificate Balance                                         -        100.00%                1,206,600,000.00
   Percent of ANIV                                                                                                         98.00%
   Certificate Factor                                                                                                  1.0000000
   Notional/Certificate Rate
   Target Maturity Date
   Servicer Advance                                                  2,825,418.78
   Servicer Payahead                                                 1,580,862.05
   Number of Contracts                                                     56,340
   Weighted Average Lease Rate                                               7.66%
   Weighted Average Remaining Term                                           35.8
   Servicing Fee Percentage                                                  1.00%

POOL DATA PRIOR MONTH
   Aggregate Net Investment Value                                  160,949,724.78
   Maturity Advances Outstanding                                     9,530,172.82
   ANIV Net of Maturity Advance **                                 151,419,551.96
   Discounted Principal Balance                                    151,763,177.99
   Notional/Certificate Balance                                                                                   146,600,000.00
   Adjusted Notional/Certificate Balance                                                                          146,600,000.00
   Percent of ANIV                                                                                                         96.82%
   Certificate Factor                                                                                                  1.0000000
   Servicer Advances                                                 1,156,804.92
   Servicer Pay Ahead Balance                                        2,462,712.91
   Number of Current Contracts                                              9,844
   Weighted Average Lease Rate                                               8.32%
   Weighted Average Remaining Term                                            8.8

POOL DATA CURRENT MONTH
   Aggregate Net Investment Value                                  147,365,998.15
   Maturity Advances Outstanding                                    68,978,647.39
   ANIV Net of Maturity Advance **                                  78,387,350.76
   Discounted Principal Balance                                    139,594,926.59
   Notional/Certificate Balance                                                                                    73,850,000.00
   Adjusted Notional/Certificate Balance                                                                           73,850,000.00
   Percent of ANIV                                                                                                         94.21%
   Certificate Factor                                                                                                  1.0000000
   Servicer Advances                                                 1,211,903.19
   Servicer Pay Ahead Balance                                        2,188,293.10
   Number of Current Contracts                                              9,152
   Weighted Average Lease Rate                                               8.36%
   Weighted Average Remaining Term                                            8.6
   Prior Certificate Interest Payment Date                     September 25, 2000
   Next Certificate Interest Payment Date                          March 26, 2001


                                                                   Class A1                               Class A2
                                                          Percent            Balance             Percent         Balance
ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)
   Discounted Principal Balance
   Initial Notional/Certificate Balance                   33.98%             410,000,000.00       53.87%         650,000,000.00
   Percent of ANIV                                                                    33.30%                              52.79%
   Certificate Factor                                                             1.0000000                           1.0000000
   Notional/Certificate Rate                                                         6.2000%                             6.3500%
   Target Maturity Date                                                  September 27, 1999                  September 25, 2000
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Servicing Fee Percentage

POOL DATA PRIOR MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                                                           -                                   -
   Adjusted Notional/Certificate Balance                                                  -                                   -
   Percent of ANIV                                                                     0.00%                               0.00%
   Certificate Factor                                                                     -                                   -
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term

POOL DATA CURRENT MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                                                        0.00                                0.00
   Adjusted Notional/Certificate Balance                                               0.00                                0.00
   Percent of ANIV                                                                     0.00%                               0.00%
   Certificate Factor                                                                     -                                   -
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Prior Certificate Interest Payment Date
   Next Certificate Interest Payment Date


                                                       Class A3                               Class B           Transferor Interest
                                                Percent           Balance            Percent          Balance              Balance
ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)
   Discounted Principal Balance
   Initial Notional/Certificate Balance          6.03%        72,750,000.00      6.12%           73,850,000.00        24,631,519.20
   Percent of ANIV                                                     5.91%                              6.00%                2.00%
   Certificate Factor                                             1.0000000                          1.0000000
   Notional/Certificate Rate                                         6.4500%                           6.7500%
   Target Maturity Date                                      March 26, 2001                 September 25, 2001
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Servicing Fee Percentage

POOL DATA PRIOR MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                               72,750,000.00                      73,850,000.00         4,819,551.96
   Adjusted Notional/Certificate Balance                      72,750,000.00                      73,850,000.00         4,819,551.96
   Percent of ANIV                                                    48.05%                             48.77%                3.18%
   Certificate Factor                           -                 1.0000000                          1.0000000
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term

POOL DATA CURRENT MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                                       (0.00)                     73,850,000.00         4,537,350.76
   Adjusted Notional/Certificate Balance                              (0.00)                     73,850,000.00         4,537,350.76
   Percent of ANIV                                                     0.00%                             94.21%                5.79%
   Certificate Factor                           -                (0.0000000)                         1.0000000
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Prior Certificate Interest Payment Date
   Next Certificate Interest Payment Date
** Strictly for purposes of calculating Transferors Interest


CURRENT MONTH COLLECTION ACTIVITY                               Vehicles
                                                                --------
   Principal Collections                                                                2,028,231.24
   Prepayments in Full                                             279                  4,181,330.80
                                                                --------
   Reallocation Payment                                             4                      70,460.23
                                                                --------
   Interest Collections                                                                 1,114,422.37
   Net Liquidation Proceeds and Recoveries                                                751,650.05
   Net Liquidation Proceeds - Vehicle Sales                                             5,662,160.29
   Non-Recoverable Advances                                                               (51,972.79)
                                                                                       --------------
   Total Available                                                                     13,756,282.19



CAPPED AND UNCAPPED EXPENSES:                                    Amount                              Annual Amount
   Total Capped Expenses Paid                                          43,483.80                                86,967.60
   Total Uncapped Expenses Paid                                                -                                        -
   Capped and Uncapped Expenses Due                                            -                                        -
SERVICER'S FEE DUE:
   Servicer's Fee Shortfall Carryforward                                       -
   Servicer's Fee Due Current Period                                  134,124.77
   Servicer's Fee Paid                                                134,124.77
   Servicer's Fee Balance Due                                                  -
SUPPLEMENTAL SERVICER'S FEES                                           33,182.99


 REVOLVING PERIOD:                                               Vehicles                               Amount
    Beginning Unreinvested Principal Collections                                                             -
    Principal Collections & Liquidated Contracts                                                             -
    Allocation to Subsequent Contracts                              0                                        -
                                                                 --------                               -------
    Ending Unreinvested Principal Collections                                                                -




I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Brown
Angela Brown, ABS Accounting Manager


                                      Page 5